Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Novavax, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rahul Singhvi, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Rahul Singhvi

Name: Rahul Singhvi
Title: President and CEO

March 6, 2006